Parametric Volatility Risk Premium - Defensive Fund

Supplement to Statement of Additional Information (“SAI”) dated June 1, 2024

The following changes are effective July 1, 2024:

1.	The following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services” in the Fund’s SAI:
	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Thomas Lee
Registered Investment Companies(1)	4	$1,099.5	0	$0
Other Pooled Investment Vehicles	5	$6,396.7	0	$0
Other Accounts	90,593	$322,058.1(4)	3	$765.2
Jennifer Mihara(2)
Registered Investment Companies(1)	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	96,675	$275,665.4	0	$0
Thomas Seto(3)
Registered Investment Companies(1)	67	$36,271.2(5)	0	$0
Other Pooled Investment Vehicles	6	$778.5	0	$0
Other Accounts	89,868	$232,229.2(4)	0	$0
Alex Zweber
Registered Investment Companies(1)	2	$1,039.4	0	$0
Other Pooled Investment Vehicles	5	$6,340.2	0	$0
Other Accounts	143	$1,926.8	0	$0
(1)	Includes the Fund.
(2)	As of April 30, 2024.
(3)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(4)	For “Other Accounts ” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program.
(5)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal period end are reflected in the table.

The following table shows the dollar range of equity securities beneficially owned (or held notionally through IMAP) in the Fund by its portfolio manager(s) as of the Fund’s most recent fiscal year ended January 31, 2024 and in the Eaton Vance family of funds as of December 31, 2023.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Thomas Lee	$500,001 - $1,000,000	Over $1,000,000
Jennifer Mihara(1)	None	None
Thomas Seto	None	Over $1,000,000
Alex Zweber	$100,001 - $500,000	$100,001 - $500,000
(1)	As of April 30, 2024.

June 28, 2024